                                                                    EXHIBIT 23.2

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 2, 2001, in the Registration Statement on Form SB-2 dated November 25, 2002 and related Prospectus of Probex Corp.


                                                           /s/ Ernst & Young LLP



Dallas, Texas
November 22, 2002